SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 9, 2001
Date of Report (Date of earliest event reported)

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20859 (Commission File Number)	75-2287752 (IRS Employer Identification Number)

230 Constitution Drive Menlo Park, California (Address of principal executive offices)		94025 (Zip Code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 99.1

Item 5. Other Events.

         On November 9, 2001, Geron Corporation, a Delaware corporation (the “Company”), entered into a Restructuring Agreement (the “Restructuring Agreement”) with the holder of its Series C Two Percent (2%) Convertible Debentures and its Series D Zero Coupon Convertible Debentures (the “Investor”). The Restructuring Agreement provided for the conversion by the Investor of the remaining outstanding principal balance of the Company’s Series C Two Percent (2%) Convertible Debentures into shares of the Company’s common stock, the conversion by the Investor of a portion of the Company’s Series D Zero Coupon Convertible Debentures into shares of the Company’s common stock, and the amendment of the terms of the remaining principal balance of the Series D Debentures, as well as the terms of warrants issued in connection with the Series D Debentures.

         The Company issued the Series C Debentures to the Investor on September 30, 1999. The Series C Debentures were convertible by the Investor at a fixed conversion price of $10.25 per share and matured on September 30, 2002. One-half of the Series C Debentures were previously converted into shares of the Company’s common stock. In connection with the Restructuring Agreement, the Investor agreed to convert the remaining outstanding principal balance of the Series C Debentures plus all accrued interest into 635,516 shares of the Company’s common stock at the $10.25 per share conversion price.

         The Company issued $25 million of Series D Debentures to the Investor on June 29, 2000. The Series D Debentures were convertible by the Investor at a fixed conversion price of $29.95 per share and matured on June 29, 2003. In addition, the Investor received stock purchase warrants to purchase 834,836 shares of the Company’s common stock at a fixed exercise price of $37.43 per share with an eighteen (18) month exercise period. The Restructuring Agreement provided for the conversion of $10 million of the outstanding principal amount of Series D Debentures held by the Investor into 1,011,122 shares of the Company’s common stock. The remaining $15 million principal balance of the Series D Debentures held by the Investor were amended and restated to: (i) carry a two and one-half percent (2.5%) coupon, (ii) adjust the fixed conversion price to $20 per share and (iii) extend the maturity date to June 30, 2005. The terms of Investor’s warrant, received in connection with the Series D Debentures, were amended and restated into two separate warrants, a Series D-1 Stock Purchase Warrant to purchase 333,935 shares of the Company’s common stock with a fixed exercise price of $15.625 per share and an exercise period extended to June 30, 2003, and a Series D-2 Stock Purchase Warrant to purchase 500,901 shares of the Company’s common stock with a fixed exercise price of $25 per share and an exercise period extended to December 31, 2006.

         The Company’s press release announcing the conversion of the Series C Debentures and a portion of the Series D Debentures into shares of common stock and the amendment and restatement of the Series D Debentures and related warrants, as well as the Restructuring Agreement, the Amendment No. 1 to Registration Rights Agreement, the Series D Amended and Restated Convertible Debentures, and the Amended and Restated Series D-1 and D-2 Stock Purchase Warrants, are filed as exhibits to this Current Report on Form 8-K. The summary description of the transaction and the press release are qualified in their entirety by reference to the documents filed as exhibits hereto.

Item 7. Exhibits.

Exhibits

4.1	Amendment No. 1 to Registration Rights Agreement dated as of November 9, 2001, by and between Registrant and RGC International Investors, LDC.

4.2	Series D Amended and Restated Convertible Debentures dated as of November 9, 2001.

4.3	Amended and Restated Series D-1 Stock Purchase Warrant to purchase 333,935 shares of common stock issued by Registrant to RGC International Investors, LDC, dated as of November 9, 2001.

4.4	Amended and Restated Series D-2 Stock Purchase Warrant to purchase 500,901 shares of common stock issued by Registrant to RGC International Investors, LDC, dated as of November 9, 2001.

10.1	Restructuring Agreement dated as of November 9, 2001, by and between Registrant and RGC International Investors, LDC.

99.1	Press Release dated November 12, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: November 12, 2001	By:	/s/ William D. Stempel

	Name: Title:	William D. Stempel Vice President and General Counsel

EXHIBIT INDEX

Exhibits

4.1	Amendment No. 1 to Registration Rights Agreement dated as of November 9, 2001, by and between Registrant and RGC International Investors, LDC.

4.2	Series D Amended and Restated Convertible Debentures dated as of November 9, 2001.

4.3	Amended and Restated Series D-1 Stock Purchase Warrant to purchase 333,935 shares of common stock issued by Registrant to RGC International Investors, LDC, dated as of November 9, 2001.

4.4	Amended and Restated Series D-2 Stock Purchase Warrant to purchase 500,901 shares of common stock issued by Registrant to RGC International Investors, LDC, dated as of November 9, 2001.

10.1	Restructuring Agreement dated as of November 9, 2001, by and between Registrant and RGC International Investors, LDC.

99.1	Press Release dated November 12, 2001.

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